U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):    NOVEMBER 7, 1996


                           GAME FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)


          MINNESOTA                    0-23626                  41-1684452
(State or other jurisdiction         (Commission            (I.R.S.  Employer
      of incorporation)              File Number)           Identification No.)


                            13705 FIRST AVENUE NORTH
                          MINNEAPOLIS, MINNESOTA 55441
          (Address of principal executive offices, including Zip Code)


Registrant's telephone number, including area code:   (612) 476-8500


                        10911 WEST HIGHWAY 55, SUITE 205
                      MINNEAPOLIS, MINNESOTA 55441
         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING PUBLIC ACCOUNTANTS.

         On November 7, 1996, by action of the Board of Directors, Game Financial Corporation (the "Company") engaged Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 1996 to replace Lurie, Besikof, Lapidus & Co., LLP, who were dismissed November 7, 1996. The audit opinion of Lurie, Besikof, Lapidus & Co., LLP, the Company's prior accountants, for the years ended December 31, 1994 and 1995 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles. There have been no disagreements between Lurie, Besikof, Lapidus & Co., LLP and the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Lurie, Besikof, Lapidus & Co., LLP, would have caused it to make reference to the subject matter of the dispute in connection with its report.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.


         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.


         (c)      EXHIBITS.

                  Exhibit 16.1 Letter from Lurie, Besikof, Lapidus & Co. LLP dated November 14, 1996



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    GAME FINANCIAL CORPORATION
                                    (Registrant)


Dated:  November 14, 1996           /s/ Gary A. Dachis
                                    -------------------------------------------
                                    Gary A. Dachis
                                    President and Chief Executive Officer
                                    (principal executive officer)


Dated:  November 14, 1996           /s/ Jeffrey L. Ringer
                                    -------------------------------------------
                                    Jeffrey L. Ringer
                                    Chief Financial Officer
                                    (principal financial and accounting officer)